UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2020

CLEARBRIDGE

TACTICAL DIVIDEND INCOME FUND

Beginning in or after April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to generate high current income, with capital appreciation as a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Tactical Dividend Income Fund for the twelve-month reporting period ended October 31, 2020. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. (“Legg Mason”) in an all-cash transaction. As a result of the transaction, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and the subadviser(s) became indirect, wholly-owned subsidiaries of Franklin Resources. Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. The Fund’s manager and subadviser(s) continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by Fund shareholders.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of October 31, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	ClearBridge Tactical Dividend Income Fund

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2020

ClearBridge Tactical Dividend Income Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to generate high current income, with capital appreciation as a secondary objective. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity and equity-related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. The Fund may invest in equity and equity-related securities of issuers with any market capitalization.

The Fund invests in a diversified portfolio of equity and equity-related securities, including common stocks, preferred stocks, convertible preferred stocks and other securities convertible into equity securities, master limited partnerships (“MLPs”), real estate investment trusts (“REITs”)i, closed-end investment companies, including business development companies (“BDCs”), and royalty trusts. The Fund may invest up to 50% of its net assets in foreign securities, including securities of issuers in emerging market countries.

The Fund may also seek to generate current income from short-term gains earned through an option strategy which may consist of writing (selling) call options on equity securities in its portfolio (“covered calls”) and on broader equity market indexes, or writing (selling) put options on such securities or indexes. The Fund’s investments in options on equity securities and equity market indexes are included in the Fund’s 80% policy.

The Fund may invest up to 20% of its assets in fixed income securities of any credit quality, including securities rated below investment grade or, if unrated, that we deemed to be of comparable quality (“high yield” or “junk” bonds). The Fund’s investments in fixed income securities may include structured notes.

By conducting fundamental research and dividend analysis, we seek to identify companies that have the ability to pay attractive dividends and have assets or earnings prospects that are either unrecognized or undervalued, have attractive valuations, or are expected to have positive changes in earnings prospects. We combine bottom-up stock selection with top-down thematic overlay to construct a diversified portfolio with a focus on generating high current income.

Q. What were the overall market conditions during the Fund’s reporting period?

A. U.S. equity markets generated solid gains in the twelve-month reporting period ended October 31, 2020, with the broad market S&P 500 Indexii advancing 9.71%. Growth stocks greatly outperformed their value counterparts: the Russell 1000 Growth Indexiii rose 29.22%, compared to the Russell 1000 Value Indexiv decline of 7.57%. Meanwhile, small-caps underperformed large-caps, with the Russell 2000 Indexv returning -0.14%.

The Fund’s composite benchmark consists of allocations of 60% to the Russell 3000 Value Indexvi and 20% to each the Alerian MLP Indexvii and the MSCI U.S. REIT Indexviii; we find this benchmark to be more consistent with our management style and the Fund’s objectives than common broad market benchmarks. The composite benchmark returned -16.81% over the reporting period. The Russell 3000 Value Index returned -8.00%, the Alerian MLP Index returned -42.52% and the MSCI U.S. REIT Index returned -21.01%.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	1

Fund overview (cont’d)

The period began with a long-awaited, though only partial, resolution to a U.S — China trade dispute. This, along with a federal funds rateix cut of 25 basis pointsx and the resumption of expansionary monetary policy, helped equities reach all-time highs in the first quarter of 2020. High-beta technology stocks led the market, while manufacturing returned to expansion territory.

The rapid global spread of the COVID-19 illness early in 2020, however, brought a shock to markets and created unprecedented volatility across all asset classes late in the first quarter. The S&P 500 Index’s 30% decline in twenty-two trading days was the fastest drop of that magnitude in history. The severity and swiftness of this market selloff caught many by surprise. The Energy sector led the decline on the back of a two-thirds collapse in oil prices from $61 dollars to $20 dollars per barrel over the quarter. Oil prices initially fell when a price war erupted between Russia and Saudi Arabia, both major oil suppliers. A further and even more dramatic selloff in oil was precipitated by the near simultaneous collapse in demand due to global actions — mobility restrictions and shutting down schools and all but “essential” businesses — taken to combat the spread of COVID-19.

The market decline differed from prior ones insofar as virtually no asset class or industry was spared. Assets across the board saw losses on a global basis. The U.S. equity market sell-off featured little differentiation in terms of the factors that historically indicated a defensive stock: quality, beta, dividends. Larger stocks outperformed smaller, and companies with stronger balance sheets did better than companies with leverage. Behind the record selling, which was highly correlated and indiscriminate, was a liquidity event. Commodity trading accounts, volatility funds, risk parity funds and other quant-oriented funds, as well as hedge funds, levered exchange-traded funds, MLPs and others all de-levered in March 2020.

Large fiscal stimulus packages and the Federal Reserve Board (the “Fed”)xi lowering short-term interest rates effectively to zero helped the market roar back in a similarly unprecedented fashion, with the S&P 500 Index rising 44% in the fifty-three trading days between March 23 and June 8, 2020. The S&P 500 Index’s second-quarter 20%+ total return was the best quarter in over 20 years (the NASDAQ also made a record high). The rebound continued in the third quarter of 2020 albeit at a slower pace, and with a slight rotation from technology and consumer-focused areas of the market toward more cyclical areas, such as the Industrials and Materials sectors, at the end of the reporting period. Strong market returns came amid a shift in Federal Reserve regime as the Fed announced it would no longer pre-emptively raise interest rates to ward off inflation and would instead tolerate periods of inflation above its 2% target. Continued massive fiscal stimulus buoyed personal income and consumer spending; while unemployment remained high, it started to decline later in the year due to the effects of the stimulus and the relaxation of some lockdown restrictions.

2	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

Q. How did we respond to these changing market conditions?

A. The Fund invests in equity securities that exhibit an attractive income stream, including dividend-paying stocks, energy MLPs and REITs.

We increased the Fund’s exposure to common equities largely as a result of the strong performance of the information technology (“IT”) sector; later in the period we trimmed Apple Inc. and Microsoft Corp. to manage position sizes and risk. We initiated modest positions in several health care names, such as Elanco Animal Health Inc. (via its 5% convertible preferred units), Amgen Inc. and Omeros Corp. 5.25% senior unsecured convertible notes, increasing our health care exposure. Market action and the sale of mortgage REITs Starwood Property Trust Inc. and TPG Real Estate Finance Trust Inc., as well as Owl Rock Capital Corp. (a BDC) helped decrease our financials exposure.

It was a challenging environment for energy MLPs, with market activity reducing the Fund’s exposure. We exited positions in Genesis Energy LP, Hoegh LNG Partners LP and Buckeye Partners LP and reduced exposure to Williams Cos. Inc. and MPLX LP. At the same time, we took advantage of lower valuations to increase the Fund’s positions in CrossAmerica Partners LP, Magellan Midstream Partners LP, Enterprise Products Partners LP and Energy Transfer LP.

The REIT market faced severe headwinds during the period, resulting in decreased exposure in the Fund. We closed out several of the Fund’s positions, such as Simon Property Group, AvalonBay Communities Inc., and EPR Properties. At the same time, we initiated positions in subsectors REITs where we are more constructive, such as industrial REIT Prologis Inc. and specialized REIT Crown Castle International Corp., which focuses on wireless communications towers.

Performance review

For the twelve months ended October 31, 2020, Class A shares of ClearBridge Tactical Dividend Income Fund, excluding sales charges, returned -9.05%. The Fund’s unmanaged benchmark, the Dow Jones U.S. Select Dividend Indexxii returned -14.86% and the Fund’s composite benchmarkxiii returned -16.81% for the same period. The Lipper Equity Income Funds Category Averagexiv returned -4.98% over the same time frame.

Performance Snapshot as of October 31, 2020 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Tactical Dividend Income Fund:
Class A	7.46%	-9.05%
Class A2	7.43%	-9.10%
Class C	7.04%	-9.67%
Class I	7.60%	-8.78%
Class IS	7.65%	-8.69%
Dow Jones U.S. Select Dividend Index	5.23%	-14.86%
Composite Benchmark	2.29%	-16.81%
Lipper Equity Income Funds Category Average	7.95%	-4.98%

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	3

Fund overview (cont’d)

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2020, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.64%, 1.71%, 2.38%, 1.37% and 1.47%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.25% for Class A shares, 1.45% for Class A2 shares, 2.00% for Class C shares, 1.00% for Class I shares and 0.90% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis the Fund had positive returns in four out of eleven sectors, with the greatest contributions to returns coming from the IT and Utilities sectors. Relative to the Fund’s composite benchmark, stock selection and sector allocation

4	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

had positive effects. In particular, stock selection in the IT and Utilities sectors were leading contributors. The Fund’s overweight allocation to the IT sector and underweight to the Energy and Real Estate sectors also added to relative returns. Relative to the unmanaged Dow Jones U.S. Select Dividend Index, stock selection had positive effects; stock selection in the IT, Utilities and Energy sectors helped relative performance. Overweights to the IT and Industrials sectors and an underweight to the Consumer Discretionary sector also provided positive effects.

In terms of individual Fund holdings, leading contributors to performance for the period included positions in Apple Inc., Microsoft Inc., Broadcom 8% convertible preferred shares and QUALCOMM Inc. in the IT sector and Brookfield Renewable Partners LP in the Utilities sector.

Q. What were the leading detractors from performance?

A. Relative to the Fund’s composite benchmark, stock selection in the Real Estate, Health Care and Financials sectors were leading detractors. Underweights to the Consumer Discretionary and Consumer Staples sectors and an overweight to the Health Care sector also dampened relative performance. Relative to the unmanaged Dow Jones U.S. Select Dividend Index, stock selection in the Industrials sector hurt relative performance. In addition, overweights to Energy and Real Estate and underweights to the Utilities, Financials and Materials sectors detracted from relative returns.

At the security level, leading detractors included Energy Transfer LP in the Energy sector, Starwood Property Trust Inc. and TPG Real Estate Finance Trust Inc. in the Financials sector and EPR Properties and Retail Properties of America Inc. in the Real Estate sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. We added several new positions over the course of the year. Among the largest were those in 2020 Cash Mandatory Exchangeable Trust 5.25% convertible preferred shares, which are exchangeable into common shares of T-Mobile in the Communication Services sector, KKR 6.000% convertible preferred shares in the Financials sector, Equinix Inc. in the Real Estate sector, NextEra Energy Inc. 6.219% convertible preferred securities in the Utilities sector and NXP Semiconductors NV in the IT sector. We also exited certain holdings, including positions in Starwood Property Trust Inc. and Owl Rock Capital Corp. in the Financials sector, Genesis Energy LP in the Energy sector and Simon Property Group Inc. in the Real Estate sector.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	5

Fund overview (cont’d)

Thank you for your investment in ClearBridge Tactical Dividend Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Mark McAllister, CFA

Portfolio Manager,

ClearBridge Investments, LLC

Peter Vanderlee, CFA

Portfolio Manager,

ClearBridge Investments, LLC

November 24, 2020

RISKS: Equity and equity-related securities are subject to market and price fluctuations. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political, social and economic conditions, which could increase volatility. These risks are heightened in emerging markets. Emerging markets countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund may invest in real estate investment trusts (“REITs”), which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as the risks associated with the real estate markets. Investments in MLPs include the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, changes in tax laws, and other risks of the MLP and energy sector. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. Diversification does not guarantee a profit or protect against a loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2020 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2020 were: Microsoft Corp. (5.9%), Apple Inc. (5.6%),

6	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

Broadcom Inc. (5.4%), Blackstone Group Inc. (3.2%), 2020 Cash Mandatory Exchangeable Trust (3.1%), QUALCOMM Inc. (3.0%), Lockheed Martin Corp. (3.0%), Enterprise Products Partners LP (2.7%), Merck & Co. Inc. (2.7%) and KKR & Co. Inc. (2.5%). Please refer to pages 14 through 19 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2020 were: Information Technology (25.6%), Master Limited Partnerships (16.1%), Health Care (10.4%), Financials (10.2%) and Real Estate (8.5%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	7

Fund overview (cont’d)

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

iii

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

iv

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

[v]

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

[v]i

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

vii	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

viii

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market Index (IMI) which captures large, mid- and small caps securities. The Index represents about 99% of the U.S. REIT universe.

ix

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[x]	A basis point is one-hundredth (1/100 or 0.01) of one percent.

xi

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

xii

The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding REITs in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities.

xiii

The composite benchmark is a representation of the performance of the major asset classes in which the Fund may typically invest, consisting of 60% Russell 3000 Value Index, 20% Alerian MLP Index and 20% MSCI REIT Index.

xiv

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2020, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 492 funds for the six-month period and among the 485 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

8	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2020 and October 31, 2019. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	9

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2020 and held for the six months ended October 31, 2020.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	7.46%	$1,000.00	$1,074.60	1.20%	$6.26	Class A	5.00%	$1,000.00	$1,019.10	1.20%	$6.09
Class A2	7.43	1,000.00	1,074.30	1.30	6.78	Class A2	5.00	1,000.00	1,018.60	1.30	6.60
Class C	7.04	1,000.00	1,070.40	1.93	10.04	Class C	5.00	1,000.00	1,015.43	1.93	9.78
Class I	7.60	1,000.00	1,076.00	0.93	4.85	Class I	5.00	1,000.00	1,020.46	0.93	4.72
Class IS	7.65	1,000.00	1,076.50	0.87	4.54	Class IS	5.00	1,000.00	1,020.76	0.87	4.42

10	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

[1]	For the six months ended October 31, 2020.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	11

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 10/31/20	-9.05%	-9.10%	-9.67%	-8.78%	-8.69%
Five Years Ended 10/31/20	4.11	4.02	3.35	4.40	4.41
Ten Years Ended 10/31/20	5.58	N/A	4.81	5.86	N/A
Inception* through 10/31/20	—	3.51	—	—	3.47

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 10/31/20	-14.29%	-14.32%	-10.53%	-8.78%	-8.69%
Five Years Ended 10/31/20	2.89	2.79	3.35	4.40	4.41
Ten Years Ended 10/31/20	4.96	N/A	4.81	5.86	N/A
Inception* through 10/31/20	—	2.69	—	—	3.47

Cumulative total returns
Without sales charges[1]
Class A (10/31/10 through 10/31/20)	72.18%
Class A2 (Inception date of 6/3/13 through 10/31/20)	29.17
Class C (10/31/10 through 10/31/20)	59.99
Class I (10/31/10 through 10/31/20)	76.72
Class IS (Inception date of 5/22/13 through 10/31/20)	28.93

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, I and IS shares are October 19, 1990, June 3, 2013, September 22, 2000, May 16, 2008 and May 22, 2013, respectively.

12	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Tactical Dividend Income Fund vs. Dow Jones U.S. Select Dividend Index and the Composite Benchmark consisting of 60% Russell 3000 Value Index, 20% Alerian MLP Index and 20% MSCI U.S. REIT Index† — October 2010 - October 2020

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Tactical Dividend Income Fund on October 31, 2010, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2020. The hypothetical illustration also assumes a $10,000 investment in the Dow Jones U.S. Select Dividend Index and the Composite Benchmark. The Dow Jones U.S. Select Dividend Index consists of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities. The Composite Benchmark is a representation of the performance of the Fund’s major asset classes. It consists of 60% Russell 3000 Value Index, 20% Alerian MLP Index and 20% MSCI U.S. REIT Index. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology. The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market Index (IMI), which captures large-, mid- and small-cap securities. The index represents about 99% of the U.S. REIT universe. The indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	13

Schedule of investments

October 31, 2020

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Common Stocks — 57.5%
Communication Services — 0.8%
Diversified Telecommunication Services — 0.8%
AT&T Inc.	59,730	$1,613,904
Verizon Communications Inc.	12,230	696,988
Total Communication Services		2,310,892
Consumer Staples — 3.3%
Beverages — 0.9%
PepsiCo Inc.	18,880	2,516,515
Household Products — 2.4%
Kimberly-Clark Corp.	18,890	2,504,625
Procter & Gamble Co.	29,870	4,095,177
Total Household Products		6,599,802
Total Consumer Staples		9,116,317
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Williams Cos. Inc.	69,570	1,335,048
Financials — 7.7%
Banks — 1.1%
Bank of America Corp.	59,040	1,399,248
JPMorgan Chase & Co.	14,850	1,455,894
Total Banks		2,855,142
Capital Markets — 5.1%
Apollo Global Management Inc.	35,160	1,295,997
Blackstone Group Inc., Class A Shares	174,700	8,808,374
CME Group Inc.	8,330	1,255,498
Intercontinental Exchange Inc.	29,000	2,737,600
Total Capital Markets		14,097,469
Mortgage Real Estate Investment Trusts (REITs) — 1.5%
AGNC Investment Corp.	302,310	4,223,271
Total Financials		21,175,882
Health Care — 5.8%
Biotechnology — 1.2%
AbbVie Inc.	17,180	1,462,018
Amgen Inc.	8,430	1,828,804
Total Biotechnology		3,290,822
Pharmaceuticals — 4.6%
Johnson & Johnson	18,500	2,536,535

See Notes to Financial Statements.

14	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Shares	Value
Pharmaceuticals — continued
Merck & Co. Inc.	99,850	$7,509,719
Pfizer Inc.	77,210	2,739,411
Total Pharmaceuticals		12,785,665
Total Health Care		16,076,487
Industrials — 7.0%
Aerospace & Defense — 3.4%
Lockheed Martin Corp.	23,600	8,263,068
Raytheon Technologies Corp.	21,700	1,178,744
Total Aerospace & Defense		9,441,812
Air Freight & Logistics — 0.6%
United Parcel Service Inc., Class B Shares	9,720	1,527,109
Electrical Equipment — 0.4%
Emerson Electric Co.	19,250	1,247,207
Machinery — 2.6%
Otis Worldwide Corp.	40,470	2,480,002
Stanley Black & Decker Inc.	28,610	4,754,982
Total Machinery		7,234,984
Total Industrials		19,451,112
Information Technology — 20.3%
Electronic Equipment, Instruments & Components — 0.7%
TE Connectivity Ltd.	21,570	2,089,702
IT Services — 0.3%
Paychex Inc.	9,560	786,310
Semiconductors & Semiconductor Equipment — 6.2%
ASML Holding NV, Registered Shares	3,040	1,098,078
Microchip Technology Inc.	13,120	1,378,650
NXP Semiconductors NV	27,070	3,657,698
QUALCOMM Inc.	67,130	8,281,157
Texas Instruments Inc.	19,420	2,807,938
Total Semiconductors & Semiconductor Equipment		17,223,521
Software — 7.5%
Microsoft Corp.	80,060	16,209,748
NortonLifeLock Inc.	136,480	2,807,393
Oracle Corp.	29,660	1,664,223
Total Software		20,681,364
Technology Hardware, Storage & Peripherals — 5.6%
Apple Inc.	141,880	15,445,057
Total Information Technology		56,225,954

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	15

Schedule of investments (cont’d)

October 31, 2020

ClearBridge Tactical Dividend Income Fund

Security		Shares	Value
Materials — 1.8%
Chemicals — 1.8%
Air Products & Chemicals Inc.		12,150	$3,356,316
Huntsman Corp.		68,000	1,651,720
Total Materials			5,008,036
Real Estate — 8.5%
Equity Real Estate Investment Trusts (REITs) — 8.5%
Alexandria Real Estate Equities Inc.		33,960	5,145,619
American Tower Corp.		13,490	3,097,979
Apartment Investment & Management Co., Class A Shares		45,336	1,446,218
Crown Castle International Corp.		18,679	2,917,660
Duke Realty Corp.		18,500	702,815
Equinix Inc.		7,550	5,520,862
Equity LifeStyle Properties Inc.		21,090	1,248,317
Prologis Inc.		14,690	1,457,248
SBA Communications Corp.		6,690	1,942,575
Total Real Estate			23,479,293
Utilities — 1.8%
Electric Utilities — 1.8%
Edison International		65,340	3,661,654
NextEra Energy Inc.		16,520	1,209,429
Total Utilities			4,871,083
Total Common Stocks (Cost — $101,962,594)			159,050,104

	Rate
Convertible Preferred Stocks — 20.6%
Communication Services — 3.1%
Wireless Telecommunication Services — 3.1%
2020 Cash Mandatory Exchangeable Trust	5.250%	8,110	8,467,651
Consumer Discretionary — 2.3%
Auto Components — 1.2%
Aptiv PLC, Non Voting Shares	5.500%	27,670	3,331,468
Internet & Direct Marketing Retail — 1.1%
2020 Mandatory Exchangeable Trust	6.500%	2,107	3,080,434
Total Consumer Discretionary			6,411,902
Financials — 2.5%
Capital Markets — 2.5%
KKR & Co. Inc., Non Voting Shares	6.000%	131,300	6,832,852
Health Care — 4.0%
Health Care Equipment & Supplies — 3.2%
Becton Dickinson and Co., Non Voting Shares	6.000%	27,190	1,416,055

See Notes to Financial Statements.

16	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Rate	Shares	Value
Health Care Equipment & Supplies — continued
Boston Scientific Corp., Non Voting Shares	5.500%	10,784	$1,117,007
Danaher Corp., Non Voting Shares	4.750%	3,500	5,494,615
Danaher Corp., Non Voting Shares	5.000%	670	893,941
Total Health Care Equipment & Supplies			8,921,618
Pharmaceuticals — 0.8%
Elanco Animal Health Inc.	5.000%	42,867	2,073,477
Total Health Care			10,995,095
Information Technology — 5.3%
Semiconductors & Semiconductor Equipment — 5.3%
Broadcom Inc., Non Voting Shares	8.000%	12,460	14,827,275
Utilities — 3.4%
Electric Utilities — 1.6%
NextEra Energy Inc.	6.219%	88,590	4,370,145
Multi-Utilities — 1.8%
DTE Energy Co.	6.250%	45,450	2,162,511
Sempra Energy, Non Voting Shares	6.750%	29,210	2,982,049
Total Multi-Utilities			5,144,560
Total Utilities			9,514,705
Total Convertible Preferred Stocks (Cost — $50,991,979)			57,049,480

		Shares/Units
Master Limited Partnerships — 16.1%
Diversified Energy Infrastructure — 5.0%
Energy Transfer LP		1,238,210	6,376,781
Enterprise Products Partners LP		458,080	7,590,386
Total Diversified Energy Infrastructure			13,967,167
Gathering/Processing — 0.5%
Rattler Midstream LP		249,910	1,466,972
Global Infrastructure — 2.0%
Brookfield Renewable Partners LP		101,000	5,473,392
Liquids Transportation & Storage — 2.2%
Magellan Midstream Partners LP		132,160	4,696,966
PBF Logistics LP		191,350	1,404,509
Total Liquids Transportation & Storage			6,101,475
Oil/Refined Products — 3.1%
CrossAmerica Partners LP		252,260	3,667,860
MPLX LP		121,000	2,082,410
Sunoco LP		109,980	2,768,197
Total Oil/Refined Products			8,518,467

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	17

Schedule of investments (cont’d)

October 31, 2020

ClearBridge Tactical Dividend Income Fund

Security			Shares/Units	Value
Petrochemicals — 1.8%
Westlake Chemical Partners LP			273,759	$4,960,513
Shipping — 1.5%
KNOT Offshore Partners LP			320,000	4,153,600
Total Master Limited Partnerships (Cost — $49,483,091)				44,641,586

			Shares
Investments in Underlying Funds — 2.6%
Ares Capital Corp.			92,260	1,275,956	(a)
Barings BDC Inc.			226,900	1,704,019	(a)
TriplePoint Venture Growth BDC Corp.			397,022	4,188,582	(a)
Total Investments in Underlying Funds (Cost — $8,508,107)				7,168,557

	Rate	Maturity Date	Face Amount
Convertible Bonds & Notes — 1.7%
Consumer Discretionary — 0.5%
Hotels, Restaurants & Leisure — 0.5%
Royal Caribbean Cruises Ltd., Senior Notes	4.250%	6/15/23	$1,305,000	1,358,435	(b)
Health Care — 0.6%
Pharmaceuticals — 0.6%
Omeros Corp., Senior Notes	5.250%	2/15/26	1,930,000	1,616,368
Industrials — 0.6%
Airlines — 0.6%
American Airlines Group Inc., Senior Notes	6.500%	7/1/25	1,919,000	1,654,674
Total Convertible Bonds & Notes (Cost — $5,224,141)				4,629,477

			Shares
Preferred Stocks — 0.8%
Consumer Discretionary — 0.8%
Internet & Direct Marketing Retail — 0.8%
Qurate Retail Inc. (Cost — $2,425,009)	8.000%		23,000	2,249,860
Total Investments before Short-Term Investments (Cost — $218,594,921)				274,789,064

See Notes to Financial Statements.

18	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

ClearBridge Tactical Dividend Income Fund

Security	Rate	Shares	Value
Short-Term Investments — 1.5%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	0.006%	3,167,894	$3,167,894
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	0.012%	791,974	791,974	(c)
Total Short-Term Investments (Cost — $3,959,868)			3,959,868
Total Investments — 100.8% (Cost — $222,554,789)			278,748,932
Liabilities in Excess of Other Assets — (0.8)%			(2,104,443)
Total Net Assets — 100.0%			$276,644,489

(a)	Security is a business development company.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(c)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At October 31, 2020, the total market value of investments in Affiliated Companies was $791,974 and the cost was $791,974 (Note 8).

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	19

Statement of assets and liabilities

October 31, 2020

Assets:
Investments in unaffiliated securities, at value (Cost — $221,762,815)	$277,956,958
Investments in affiliated securities, at value (Cost — $791,974)	791,974
Foreign currency, at value (Cost — $27,949)	28,618
Dividends and interest receivable	729,582
Receivable for securities sold	104,289
Receivable for Fund shares sold	45,826
Prepaid expenses	30,588
Total Assets	279,687,835

Liabilities:
Payable for securities purchased	2,158,409
Payable for Fund shares repurchased	500,973
Investment management fee payable	202,428
Service and/or distribution fees payable	78,703
Trustees’ fees payable	1,066
Accrued expenses	101,767
Total Liabilities	3,043,346
Total Net Assets	$276,644,489

Net Assets:
Par value (Note 7)	$178
Paid-in capital in excess of par value	321,639,551
Total distributable earnings (loss)	(44,995,240)
Total Net Assets	$276,644,489

See Notes to Financial Statements.

20	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

Net Assets:
Class A	$116,985,140
Class A2	$49,245,470
Class C	$46,347,020
Class I	$49,069,223
Class IS	$14,997,636

Shares Outstanding:
Class A	7,474,161
Class A2	3,157,519
Class C	3,134,106
Class I	3,110,045
Class IS	951,219

Net Asset Value:
Class A (and redemption price)	$15.65
Class A2 (and redemption price)	$15.60
Class C*	$14.79
Class I (and redemption price)	$15.78
Class IS (and redemption price)	$15.77
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$16.60
Class A2 (based on maximum initial sales charge of 5.75%)	$16.55

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	21

Statement of operations

For the Year Ended October 31, 2020

Investment Income:
Dividends	$12,828,091
Interest from unaffiliated investments	90,329
Interest from affiliated investments	2,363
Less: Foreign taxes withheld	(20,901)
Total Investment Income	12,899,882

Expenses:
Investment management fee (Note 2)	2,288,821
Service and/or distribution fees (Notes 2 and 5)	1,082,920
Transfer agent fees (Note 5)	352,903
Registration fees	81,661
Fund accounting fees	70,465
Audit and tax fees	49,960
Legal fees	37,438
Trustees’ fees	23,776
Shareholder reports	18,185
Custody fees	5,067
Insurance	4,942
Interest expense	1,480
Franchise taxes	1,417
Miscellaneous expenses	7,134
Total Expenses	4,026,169
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(2,052)
Net Expenses	4,024,117
Net Investment Income	8,875,765

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(7,177,126)
Foreign currency transactions	4,767
Net Realized Loss	(7,172,359)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(34,980,497)
Foreign currencies	(3,371)
Change in Net Unrealized Appreciation (Depreciation)	(34,983,868)
Net Loss on Investments and Foreign Currency Transactions	(42,156,227)
Decrease in Net Assets From Operations	$(33,280,462)

See Notes to Financial Statements.

22	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2020	2019

Operations:
Net investment income	$8,875,765	$7,126,044
Net realized gain (loss)	(7,172,359)	6,587,910
Change in net unrealized appreciation (depreciation)	(34,983,868)	43,164,685
Increase (Decrease) in Net Assets From Operations	(33,280,462)	56,878,639

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(5,119,662)	(7,932,461)
Return of capital	(9,453,510)	(7,904,061)
Decrease in Net Assets From Distributions to Shareholders	(14,573,172)	(15,836,522)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	43,120,052	36,605,926
Reinvestment of distributions	13,885,712	15,231,183
Cost of shares repurchased	(88,282,778)	(109,394,942)
Decrease in Net Assets From Fund Share Transactions	(31,277,014)	(57,557,833)
Decrease in Net Assets	(79,130,648)	(16,515,716)

Net Assets:
Beginning of year	355,775,137	372,290,853
End of year	$276,644,489	$355,775,137

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	23

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class A Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.13	$16.10	$16.63	$16.15	$16.43

Income (loss) from operations:
Net investment income	0.50	0.37	0.50	0.43	0.37
Net realized and unrealized gain (loss)	(2.17)	2.44	(0.25)	0.90	0.21 [2]
Total income (loss) from operations	(1.67)	2.81	0.25	1.33	0.58

Less distributions from:
Net investment income	(0.28)	(0.38)	(0.53)	(0.44)	(0.40)
Return of capital	(0.53)	(0.40)	(0.25)	(0.41)	(0.46)
Total distributions	(0.81)	(0.78)	(0.78)	(0.85)	(0.86)

Net asset value, end of year	$15.65	$18.13	$16.10	$16.63	$16.15
Total return[3]	(9.05)%	17.98%	1.51%	8.29%	3.68%

Net assets, end of year (millions)	$117	$134	$115	$144	$204

Ratios to average net assets:
Gross expenses	1.20%	1.20%	1.19%	1.17%	1.17%
Net expenses[4]	1.20 [5]	1.20	1.19 [5]	1.17 [5]	1.17
Net investment income	3.00	2.18	3.02	2.55	2.36

Portfolio turnover rate	47%	25%	21%	27%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class A2 Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.07	$16.05	$16.58	$16.10	$16.38

Income (loss) from operations:
Net investment income	0.48	0.36	0.48	0.38	0.32
Net realized and unrealized gain (loss)	(2.15)	2.43	(0.25)	0.94	0.23 [2]
Total income (loss) from operations	(1.67)	2.79	0.23	1.32	0.55

Less distributions from:
Net investment income	(0.27)	(0.37)	(0.52)	(0.43)	(0.38)
Return of capital	(0.53)	(0.40)	(0.24)	(0.41)	(0.45)
Total distributions	(0.80)	(0.77)	(0.76)	(0.84)	(0.83)

Net asset value, end of year	$15.60	$18.07	$16.05	$16.58	$16.10
Total return[3]	(9.10)%	17.88%	1.42%	8.23%	3.54%

Net assets, end of year (000s)	$49,245	$60,430	$58,707	$63,574	$55,384

Ratios to average net assets:
Gross expenses	1.29%	1.27%	1.28%	1.28%	1.33%
Net expenses[4]	1.29 [5]	1.27	1.28	1.28	1.33
Net investment income	2.91	2.10	2.91	2.29	2.03

Portfolio turnover rate	47%	25%	21%	27%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class C Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$17.16	$15.28	$15.81	$15.39	$15.70

Income (loss) from operations:
Net investment income	0.37	0.23	0.37	0.29	0.24
Net realized and unrealized gain (loss)	(2.05)	2.31	(0.24)	0.86	0.20 [2]
Total income (loss) from operations	(1.68)	2.54	0.13	1.15	0.44

Less distributions from:
Net investment income	(0.23)	(0.32)	(0.45)	(0.38)	(0.35)
Return of capital	(0.46)	(0.34)	(0.21)	(0.35)	(0.40)
Total distributions	(0.69)	(0.66)	(0.66)	(0.73)	(0.75)

Net asset value, end of year	$14.79	$17.16	$15.28	$15.81	$15.39
Total return[3]	(9.67)%	17.08%	0.79%	7.49%	2.90%

Net assets, end of year (000s)	$46,347	$84,027	$113,580	$171,602	$238,172

Ratios to average net assets:
Gross expenses	1.95%	1.94%	1.92%	1.91%	1.91%
Net expenses[4]	1.95 [5]	1.94	1.92 [5]	1.91 [5]	1.91
Net investment income	2.33	1.45	2.31	1.79	1.58

Portfolio turnover rate	47%	25%	21%	27%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class I Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.27	$16.22	$16.75	$16.26	$16.53

Income (loss) from operations:
Net investment income	0.56	0.42	0.56	0.46	0.43
Net realized and unrealized gain (loss)	(2.20)	2.46	(0.27)	0.93	0.20 [2]
Total income (loss) from operations	(1.64)	2.88	0.29	1.39	0.63

Less distributions from:
Net investment income	(0.29)	(0.40)	(0.56)	(0.47)	(0.42)
Return of capital	(0.56)	(0.43)	(0.26)	(0.43)	(0.48)
Total distributions	(0.85)	(0.83)	(0.82)	(0.90)	(0.90)

Net asset value, end of year	$15.78	$18.27	$16.22	$16.75	$16.26
Total return[3]	(8.78)%	18.31%	1.77%	8.60%	3.97%

Net assets, end of year (000s)	$49,069	$75,791	$84,885	$143,876	$171,385

Ratios to average net assets:
Gross expenses	0.94%	0.93%	0.92%	0.92%	0.91%
Net expenses[4]	0.94 [5]	0.93	0.92	0.92	0.91
Net investment income	3.33	2.45	3.33	2.71	2.65

Portfolio turnover rate	47%	25%	21%	27%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:

Class IS Shares[1]	2020	2019	2018	2017	2016

Net asset value, beginning of year	$18.25	$16.21	$16.75	$16.27	$16.54

Income (loss) from operations:
Net investment income	0.50	0.40	0.48	0.40	0.40
Net realized and unrealized gain (loss)	(2.12)	2.48	(0.19)	0.98	0.23 [2]
Total income (loss) from operations	(1.62)	2.88	0.29	1.38	0.63

Less distributions from:
Net investment income	(0.29)	(0.41)	(0.56)	(0.47)	(0.42)
Return of capital	(0.57)	(0.43)	(0.27)	(0.43)	(0.48)
Total distributions	(0.86)	(0.84)	(0.83)	(0.90)	(0.90)

Net asset value, end of year	$15.77	$18.25	$16.21	$16.75	$16.27
Total return[3]	(8.69)%	18.30%	1.75%	8.56%	4.00%

Net assets, end of year (000s)	$14,998	$1,192	$184	$82	$11

Ratios to average net assets:
Gross expenses	0.88%	1.03%	1.42%	2.40%	1.20%
Net expenses[4,5]	0.88	0.90	0.90	0.90	0.90
Net investment income	3.07	2.29	2.90	2.36	2.47

Portfolio turnover rate	47%	25%	21%	27%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of the sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.90%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Tactical Dividend Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	29

Notes to financial statements (cont’d)

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Common Stocks	$159,050,104	—	—	$159,050,104
Convertible Preferred Stocks:
Communication Services	—	$8,467,651	—	8,467,651
Consumer Discretionary	3,331,468	3,080,434	—	6,411,902
Other Convertible Preferred Stocks	42,169,927	—	—	42,169,927
Master Limited Partnerships	44,641,586	—	—	44,641,586
Investments in Underlying Funds	7,168,557	—	—	7,168,557
Convertible Bonds & Notes	—	4,629,477	—	4,629,477
Preferred Stocks	2,249,860	—	—	2,249,860
Total Long-Term Investments	258,611,502	16,177,562	—	274,789,064
Short-Term Investments†	3,959,868	—	—	3,959,868
Total Investments	$262,571,370	$16,177,562	—	$278,748,932

†	See Schedule of Investments for additional detailed categorizations.

(b) Business development companies. The Fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The Fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

(c) Master limited partnerships. The Fund may not invest more than 25% of the value of its total assets in the securities of Master Limited Partnerships (“MLPs”) that are treated for U.S. federal income tax purposes as qualified publicly traded partnerships. This 25% limitation applies generally to MLPs that focus on commodity and energy-related industries. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	31

Notes to financial statements (cont’d)

and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment.

(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

32	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital and distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) generally are comprised of income, realized capital gains and return of capital. The Fund records investment income, realized capital gains and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP or REIT and other industry sources. These estimates may subsequently be revised based on information received from the MLPs and REITs after their tax reporting periods are concluded.

(h) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	33

Notes to financial statements (cont’d)

(i) Distributions to shareholders. Distributions are declared and paid on a quarterly basis to shareholders of the Fund and are recorded on ex-dividend date. The Fund intends to distribute all of its net investment income earned each quarter and any cash received during the quarter from its investments in MLPs and REITs. The Fund intends to distribute the cash received from MLPs and REITs even if all or a portion of that cash may represent a return of capital to the Fund. The Fund may distribute additional amounts if required under the income tax regulations. Distributions of net realized gains, if any, are declared at least annually. The character of distributions made to shareholders during the period may differ from their ultimate characterization for federal income tax purposes.

(j) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

The Fund may invest in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The distributions paid by the MLPs generally do not constitute income for tax purposes. Each MLP may allocate losses to the Fund which are generally not deductible in computing the Fund’s taxable income until such time as that particular MLP either generates income to offset those losses or the Fund disposes of units in that MLP. This may result in the Fund’s taxable income being substantially different than its book income in any given year. As a result, the Fund may have insufficient taxable income to support its distributions paid resulting in a return of capital to shareholders. A return of capital distribution is generally not treated as taxable income to shareholders and instead reduces a shareholder’s basis in their shares of the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2020, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

34	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$(1,406,952)	$1,406,952

(a)	Reclassifications are due to a prior year adjustment.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. As of July 31, 2020, LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA, ClearBridge and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the Fund’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. For Western Asset’s services to the Fund, LMPFA pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to Western Asset by LMPFA.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	35

Notes to financial statements (cont’d)

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class I and Class IS shares did not exceed 1.25%, 1.45%, 2.00%, 1.00% and 0.90%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended October 31, 2020, fees waived and/or expenses reimbursed amounted to $2,052, which included an affiliated money market fund waiver of $114.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

As of July 31, 2020, Legg Mason Investor Services, LLC (“LMIS”) is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources and serves as the Fund’s sole and exclusive distributor. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2020, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2	Class C
Sales charges	$3,717	$27,653	—
CDSCs	742	10	$1,133

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

36	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

3. Investments

During the year ended October 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$142,073,971
Sales	172,590,386

At October 31, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$218,877,498	$77,745,272	$(17,873,838)	$59,871,434

4. Derivative instruments and hedging activities

During the year ended October 31, 2020, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$302,406	$125,301
Class A2	135,739	104,567
Class C	644,775	64,210
Class I	—	58,347
Class IS	—	478
Total	$1,082,920	$352,903

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	37

Notes to financial statements (cont’d)

For the year ended October 31, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$806
Class A2	369
Class C	454
Class I	413
Class IS	10
Total	$2,052

6. Distributions to shareholders by class

	Year Ended October 31, 2020	Year Ended October 31, 2019
Net Investment Income:
Class A	$2,011,645	$2,619,953
Class A2	893,738	1,304,461
Class C	1,034,515	2,112,478
Class I	1,140,105	1,882,605
Class IS	39,659	12,964
Total	$5,119,662	$7,932,461

Return of Capital:
Class A	$3,872,859	$2,735,304
Class A2	1,705,582	1,339,474
Class C	1,742,871	1,991,433
Class I	1,946,075	1,813,877
Class IS	186,123	23,973
Total	$9,453,510	$7,904,061

7. Shares of beneficial interest

At October 31, 2020, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

38	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

Transactions in shares of each class were as follows:

	Year Ended October 31, 2020		Year Ended October 31, 2019
	Shares	Amount	Shares	Amount
Class A
Shares sold	935,936	$15,308,829	1,195,797	$21,114,228
Shares issued on reinvestment	366,439	5,651,254	309,523	5,161,833
Shares repurchased	(1,238,218)	(20,284,809)	(1,233,328)	(20,629,011)
Net increase	64,157	$675,274	271,992	$5,647,050

Class A2
Shares sold	359,700	$5,984,509	322,426	$5,462,655
Shares issued on reinvestment	169,182	2,599,320	159,399	2,643,934
Shares repurchased	(716,249)	(11,766,714)	(795,256)	(13,364,771)
Net decrease	(187,367)	$(3,182,885)	(313,431)	$(5,258,182)

Class C
Shares sold	71,517	$1,164,732	93,302	$1,475,941
Shares issued on reinvestment	176,921	2,581,422	243,575	3,819,193
Shares repurchased	(2,009,961)	(30,741,469)	(2,873,660)	(46,347,533)
Net decrease	(1,761,523)	$(26,995,315)	(2,536,783)	$(41,052,399)

Class I
Shares sold	328,257	$5,440,041	433,120	$7,400,994
Shares issued on reinvestment	192,132	2,996,381	213,570	3,569,286
Shares repurchased	(1,558,881)	(24,783,203)	(1,730,459)	(28,788,964)
Net decrease	(1,038,492)	$(16,346,781)	(1,083,769)	$(17,818,684)

Class IS
Shares sold	925,213	$15,221,941	66,714	$1,152,108
Shares issued on reinvestment	3,699	57,335	2,119	36,937
Shares repurchased	(42,971)	(706,583)	(14,877)	(264,663)
Net increase	885,941	$14,572,693	53,956	$924,382

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	39

Notes to financial statements (cont’d)

all or some portion of the year ended October 31, 2020. The following transactions were effected in such company for the year ended October 31, 2020.

	Affiliate Value at October 31, 2019	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$16,497,947	16,497,947	$15,705,973	15,705,973

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)		Affiliate Value at October 31, 2020
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$2,363		—	$791,974

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2020	2019
Distributions paid from:
Ordinary income	$5,119,662	$7,932,461
Tax return of capital	9,453,510	7,904,061
Total distributions paid	$14,573,172	$15,836,522

As of October 31, 2020, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(87,385,926)
Other book/tax temporary differences(a)	(17,481,417)
Unrealized appreciation (depreciation)(b)	59,872,103
Total distributable earnings (loss) — net	$(44,995,240)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of certain passive activity losses from partnership investments and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in partnership investments.

40	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

10. Other matter

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

ClearBridge Tactical Dividend Income Fund 2020 Annual Report	41

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Equity Trust and Shareholders of ClearBridge Tactical Dividend Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Tactical Dividend Income Fund (one of the funds constituting Legg Mason Partners Equity Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the four years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2016 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

December 21, 2020

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

42	ClearBridge Tactical Dividend Income Fund 2020 Annual Report

Additional shareholder information (unaudited)

Results of special meeting of shareholders

On August 31, 2020 a special meeting of shareholders was held for the following purposes: 1) to approve a new management agreement between the Fund and its investment manager; and 2) to approve a new subadvisory agreement with respect to each of the Fund’s subadvisers. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the special meeting of shareholders. Each item voted on was approved.

Item Voted On	Voted For	Voted Against	Abstentions	Broker Non-Votes
To Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC	101,390,294.534	3,048,100.436	13,092,051.909	0
To Approve a New Subadvisory Agreement with ClearBridge Investments, LLC	101,253,135.430	3,062,770.483	13,214,540.967	0
To Approve a New Subadvisory Agreement with Western Asset Management Company, LLC	100,661,556.559	3,220,308.961	13,648,581.359	0

ClearBridge Tactical Dividend Income Fund	43

Statement regarding liquidity risk management program (unaudited)

As required by law, the fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the fund. Legg Mason Partners Fund Advisor, LLC (the “Manager”), the fund’s manager, is the administrator of the Program. The Manager has established a liquidity risk management committee (the “Committee”) to administer the Program on a day-to-day basis.

The Committee, on behalf of the Manager, provided the fund’s Board of Trustees with a report that addressed the operation of the Program, assessed its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investment minimum (“HLIM”), and described any material changes that had been made to the Program or were recommended (the “Report”). The Report covered the period from December 1, 2018 through December 31, 2019 (the “Reporting Period”).

The Report confirmed that there were no material changes to the Program during the Reporting Period and that no changes were recommended.

The Report also confirmed that, throughout the Reporting Period, the Committee had monitored the fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

Assessment, Management, and Periodic Review of Liquidity Risk. The Committee reviewed the fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the fund held less liquid and illiquid assets and the extent to which any such investments affected the fund’s ability to meet redemption requests. In managing and reviewing the fund’s liquidity risk, the Committee also considered the extent to which the fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the fund uses borrowing for investment purposes, and the extent to which the fund uses derivatives (including for hedging purposes). The Committee also reviewed the fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the fund’s short-term and long-term cash flow projections. The Committee also considered the fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the fund’s participation in a credit facility, as components of the fund’s ability to meet redemption requests.

44	ClearBridge Tactical Dividend Income Fund

Liquidity Classification. The Committee reviewed the Program’s liquidity classification methodology for categorizing the fund’s investments into one of four liquidity buckets. In reviewing the fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

Highly Liquid Investment Minimum. The Committee performed an analysis to determine whether the fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the fund primarily holds highly liquid investments.

Compliance with Limitation on Illiquid Investments. The Committee confirmed that during the Reporting Period, the fund did not acquire any illiquid investment such that, after the acquisition, the fund would have invested more than 15% of its assets in illiquid investments that are assets, in accordance with the Program and applicable SEC rules.

Redemptions in Kind. The Committee confirmed that no redemptions in-kind were effected by the fund during the Reporting Period.

The Report stated that the Committee concluded that the Program is reasonably designed and operated effectively to assess and manage the fund’s liquidity risk throughout the Reporting Period.

ClearBridge Tactical Dividend Income Fund	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Tactical Dividend Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Dwight B. Crane

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during the past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

46	ClearBridge Tactical Dividend Income Fund

Independent Trustees† (cont’d)
Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Non-Executive Director, Rokos Capital Management LLP (since 2019)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

ClearBridge Tactical Dividend Income Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)
Frank G. Hubbard

Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during the past five years	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Howard J. Johnson

Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during the past five years	Retired; formerly, Chief Executive Officer, Genesis Imaging LLC (technology company) (2003 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Jerome H. Miller

Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during the past five years	Retired; formerly, President, Shearson Lehman Asset Management (1991 to 1993), Vice Chairman, Shearson Lehman Hutton Inc. (1989 to 1992) and Senior Executive Vice President, E.F. Hutton Group Inc. (1986 to 1989)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	None

48	ClearBridge Tactical Dividend Income Fund

Independent Trustees† (cont’d)
Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2006)

Interested Trustee and Officer
Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 150 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

ClearBridge Tactical Dividend Income Fund	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)
Susan Kerr

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey

Legg Mason

100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira*

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

50	ClearBridge Tactical Dividend Income Fund

Additional Officers (cont’d)
Thomas C. Mandia

Legg Mason

100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly

Legg Mason

620 Eighth Avenue, 47th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective August 6, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

ClearBridge Tactical Dividend Income Fund	51

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

52	ClearBridge Tactical Dividend Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2020:

Record date:	12/18/2019	3/30/2020	6/29/2020	9/29/2020
Payable date:	12/19/2019	3/31/2020	6/30/2020	9/30/2020
Ordinary Income:
Qualified Dividend Income for Individuals*	55.00%	100.00%	100.00%	100.00%
Dividends Qualifying for the Dividends
Received Deduction for Corporations*	55.00%	100.00%	100.00%	100.00%
Tax Return of Capital**	—	87.99%	87.99%	87.99%

*	Expressed as a percentage of the distribution paid reduced by the return of capital.
**	Expressed as a percentage of the cash distribution received.

ClearBridge Tactical Dividend Income Fund	53

ClearBridge

Tactical Dividend Income Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Tactical Dividend Income Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Tactical Dividend Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Tactical Dividend Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02662 12/20 SR20-4029

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Dwight B. Crane possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Dwight B. Crane as the Audit Committee’s financial expert Dwight B. Crane is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2019 and October 31, 2020 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $343,735 in October 31, 2019 and $325,110 in October 31, 2020.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2019 and $0 in October 31, 2020.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2019 and $0 in October 31, 2020. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust., were $0 in October 31, 2019 and $0 in October 31, 2020.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2019 and October 31, 2020; Tax Fees were 100% and 100% for October 31, 2019 and October 31, 2020; and Other Fees were 100% and 100% for October 31, 2019 and October 31, 2020.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $262,345 in October 31, 2019 and $857,833 in October 31, 2020.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 24, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	December 24, 2020